EXHIBIT 10.6





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         THIS  WARRANT AND THE SHARES OF COMMON  STOCK  ISSUABLE  UPON  EXERCISE
HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR THE SECURITIES LAWS OF ANY STATE. THIS WARRANT AND ANY SUCH SHARES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF REGISTRATION UNDER SAID ACT AND ALL OTHER APPLICABLE SECURITIES LAWS UNLESS AN EXEMPTION FROM REGISTRATION IS AVAILABLE.


                                    WARRANT
                                    -------

                   WARRANT T0 PURCHASE SHARES OF COMMON STOCK

                      OF INFORMATION ANALYSIS INCORPORATED

                         Date of Issuance: June 1, 1989

         THIS CERTIFIES that, for value received, George DeBakey, or his registered assigns (the "holder"), is entitled to purchase, subject to the provisions of this warrant, from Information Analysis Incorporated, a Virginia Corporation (the "Company"), one thousand (1,000) shares of the One Cent ($0.01) par value Common Stock of the Company at a purchase price of Seven Dollars and Fifty Cents ($7.5O) per share, as such number of shares and price may be adjusted in accordance with the provisions of Article V hereof. This warrant is hereinafter referred to as the "Warrant" and the shares of Common Stock issuable pursuant to the terms hereof are hereinafter sometimes referred to as "Warrant Shares."



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                                   ARTICLE I


                              CERTAIN DEFINITIONS

          For all purposes of this Warrant, unless the context otherwise requires, the following terms shall have the following respective meanings:

          "Act": the Securities Act of 1933, as amended, or any similar federal statute, and the rules and regulations of the Commission promulgated thereunder, all as the same shall be in effect at the time.

          "Common Stock": the Company's authorized Common Stock with One Cent ($.01) par value per share as such class existed on the date of issuance of this Warrant.

          "Commission": the Securities and Exchange Commission, or any other federal agency then administering the Act.

          "Company": Information Analysis Incorporated, a Virginia corporation, with principal offices located at 2222 Gallows Road, Suite 300, Dunn Loring, Virginia 22027, and any other corporation assuming or required to assume the Warrant pursuant to Article IX.

          "Person": any individual, corporation, partnership, trust, unincorporated organization and any government, and any political subdivision, instrumentality or agency thereof.

          "Purchase   Price":   the  purchase   price  for  each  Warrant  Share
purchasable under this Warrant which shall be $7.50 subject to adjustment in accordance with Article V hereof.

          "Warrant Office": see Section 3.1.

          "Warrant Shares": the Shares of Common Stock purchasable by the holder of this Warrant upon the exercise of this Warrant.


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                                   ARTICLE II


                              EXERCISE OF WARRANT

         2.1 Method of Exercise. To exercise this Warrant, which may be exercised in whole or in part at anytime and from time to time, prior to its expiration as determined in Article X hereof, the holder hereof shall deliver to the Company at the Warrant Office designated pursuant to Section 3.1: (a) a written notice, in substantially the form of the Subscription Notice attached hereto as Exhibit 2.1, of such holder's election to exercise this Warrant, which notice shall specify the number of shares of Common Stock to be purchased; (b) a check payable to the order of the Company in an amount equal to the Purchase Price as set forth in Section 5.1 hereof for each of the shares of Common Stock being purchased; and (c) this Warrant. The Company shall, as promptly as practicable and in any event within 14 days thereafter, execute and deliver or cause to be executed and delivered, in accordance with said notice, a certificate or certificates representing the aggregate number of shares of Common Stock specified in said notice. The stock certificate or certificates so delivered shall be in denominations of shares as may be specified in said notice and shall be issued in the name of the holder or such other name as shall be designated in said notice. At the time of delivery of the certificate or certificates, appropriate notation will be made on the Warrant designating the number of shares purchased and this Warrant shall be returned to the


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



holder if this Warrant has been exercised in part. The Company shall pay all expenses, taxes and other charges payable in connection with the preparation, issuance and delivery of stock certificates, except that, in case stock certificates shall be registered in a name or names other than the name of the holder of this Warrant, funds sufficient to pay all stock transfer taxes which shall be payable upon the issuance of stock certificates shall be paid by the holder hereof at the time of delivering the notice of exercise mentioned above or promptly upon receipt of a written request of the Company for payment.

          2.2 Shares to be Fully Paid and Nonassessable. All shares of Common Stock issued upon the exercise of this Warrant shall be validity issued, fully paid and nonassessable.

          2.3 Legend on Warrant Shares. Each certificate for shares initially issued upon exercise Of this Warrant, unless at the time of exercise such shares are registered under the Act, shall bear the following legend (and any additional legend required by any national securities exchanges upon which such shares may, at the time of such exercise, be listed or under applicable securities laws):

                   "The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended ("the Act"), or the securities laws of any state. They may not be sold, transferred, assigned, pledged, hypothecated, encumbered or otherwise disposed of in the absence of registration under said Act and all other applicable securities laws, unless an exemption from registration is available."

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          Any certificate issued at any time in exchange or substitution for any certificate bearing such legend (except a new certificate issued upon completion of a public distribution pursuant to a registration statement under the Act of the securities represented thereby) shall also bear the above legend unless, in the opinion of counsel to the Company, the securities represented thereby need no longer be subject to the restrictions on transferability. The provisions of
Article IV shall be binding upon all subsequent holders of this Warrant.

          2.4 Acknowledgment of Continuing Obligation. The Company will, at the time of any exercise of this Warrant, in whole or in part, upon request of the holder hereof, acknowledge in writing its continuing obligation to such holder in respect of any rights to which the holder shall continue to be entitled after exercise in accordance with this Warrant; provided, however, that the failure of the holder to make any such request shall not affect the continuing obligation of the Company to the holder in respect of such rights.



                                  ARTICLE III

                       WARRANT OFFICE: TRANSFER, DIVISION

                           OF COMBINATION OF WARRANTS


          3.1 Warrant Office. The Company shall maintain an office for certain purposes specified herein (the "Warrant Office"), which office shall initially be the Company's location set forth in Article I, and may subsequently be such other office of the Company or of any transfer agent of the Common Stock in




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



the continental United States as to which written notice has previously been given to all of the holders of the Warrants.

          3.2 Ownership of Warrant. The Company may deem and treat the Person in whose name this Warrant is registered as the holder and owner hereof (notwithstanding any notations of ownership or writing hereon made by anyone other than the Company) for all purposes and shall not be affected by any notice to the contrary, until presentation of this Warrant for registration of transfer as provided in this Article III.

          3.3 Transfer of Warrant. The Company agrees to maintain at the Warrant Office books for the registration of permitted transfers of this Warrant. Subject to the provisions of Article IV, this Warrant and all rights hereunder are transferable, in whole or in part, on the books at that office upon surrender of this Warrant at that office, together with a written assignment of this Warrant duly executed by the holder hereof or his duly authorized agent or attorney and funds sufficient to pay any transfer taxes payable upon the making of the transfer. Subject to Article IV, upon surrender and payment, the Company shall execute and deliver a new Warrant in the name of the assignee, note thereon the number of Warrant Shares theretofore purchased under this Warrant, and this Warrant shall promptly be canceled. A Warrant may be exercised by a new holder for the purchase of shares of Common Stock without having a new Warrant issued.



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          3.4  Expenses  of  Delivery of  Warrants.  The  Company  shall pay all expenses,  taxes  (other  than  transfer  taxes)  and other  charges  payable in
connection  with  the  preparation,   issuance  and  delivery  of  new  Warrants
hereunder.

                                   ARTICLE IV

                            RESTRICTIONS ON TRANSFER

          4.1 Restrictions on Transfer. Notwithstanding any provisions contained in this Warrant to the contrary, this Warrant shall not be exercisable or transferable except upon the conditions specified in this Article IV, which conditions are intended, among other things, to ensure compliance with the provisions of the Act in respect of the exercise or transfer of the Warrant. The holder of this Warrant, by acceptance hereof, agrees that he will not transfer this Warrant prior to delivery to the Company of any required opinion of the holder's counsel (as the opinion and counsel are described in Section 4.2).

          4.2 Opinion of Counsel. In connection with any transfer of this Warrant, the following provisions shall apply:

                  (a) If in the opinion of counsel acceptable to the Company, proposed transfer of this Warrant may be effected without registration of this Warrant under the Act, the holder of this Warrant shall be entitled to transfer this Warrant in accordance with the proposed method of disposition; provided, however, that if the method of disposition would, in the opinion of such counsel, require that the Company take any action or execute and file with the Commission or deliver to




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

the holder or any other person any form or document in order to establish the entitlement of the holder to take advantage of such method of disposition, the Company agrees, at the cost of the holder, to promptly take any necessary action or execute and file or deliver any necessary form or document. Notwithstanding the foregoing, in no event will the Company be obligated to effect a registration under the Act so as to permit the proposed transfer of this Warrant or take any action which will result in more than one transfer of this Warrant within each calendar year.

                  (b) If in the opinion of such counsel, the proposed transfer of this Warrant may not be effected without registration of this Warrant under
the Act, the holder of  this  Warrant   shall  not  be  entitled  to  transfer
this  Warrant  until registration is effective.

                                   ARTICLE V

                                 EXERCISE PRICE

          5.1 Determination of Purchase Price. The Purchase Price for each Warrant Share purchasable hereunder shall be Seven Dollars and Fifty Cents ($7.50); provided, however, if the Company shall subdivide its shares of Common Stock by stock split, stock dividend or otherwise, the purchase Price shall proportionately decrease and, conversely if the Company shall combine its shares of Common Stock by stock combination, reverse split or otherwise, the Purchase Price shall proportionately increase.


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          5.2 Notice to Holder.  Whenever  the Company  takes any action  which causes the Purchase Price to change, the Company will provide the holder hereof with written notice of such change and the price at which this Warrant is then exercisable. Such notice will be provided not more than 10 days after any such action has occurred.


                                   ARTICLE VI

                            NUMBER OF WARRANT SHARES

          The number of Warrant Shares initially issuable upon exercise of this Warrant shall be one thousand (1,000); provided, however, if, after issuance of this Warrant, the Company shall subdivide its shares of Common Stock by stock split, stock dividend or otherwise, the number of Warrant Shares then issuable hereunder shall proportionately increase, and conversely, if the Company shall combine its shares of Common Stock by stock combination, reverse split or otherwise, the number of Warrant Shares then issuable hereunder shall proportionately decrease.

                                  ARTICLE VII

                      ADDITIONAL NOTICES TO WARRANT HOLDER

          In addition to any other notice required hereunder, the Company shall provide the holder with a copy of any notice which the Company is required to provide those Persons holding shares of Common Stock on the same date such Persons receive such notice.

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


                                  ARTICLE VIII

                   DISTRIBUTIONS, LIQUIDATION OR DISSOLUTION

          8.1 Certain Distributions. In case the Company shall, at any time prior to the Expiration Date set forth in Article X hereof, make any distribution of its assets to holders of its Common Stock as a partial liquidation distribution or by way of return of capital other than as a dividend payable out of earnings or any surplus legally available for dividends under the laws of the Commonwealth of Virginia, then the holder, upon the exercise of this Warrant prior to any such distribution but after the date of record for the determination of those holders of Common Stock entitled to such distribution of assets, shall be entitled to receive, in addition to the shares of Common Stock issuable on such exercise, upon such distribution the amount of such assets (or at the option of the Company a sum equal to the value thereof at the time of such distribution to holders of Common Stock as such value is determined by the Board of Directors of the company in good faith) which would have been payable to the holder had he been the holder of record of such shares of Common Stock on the record date for the
determination   of  those  holders  of  Common  Stock   entitled  to  such
distribution.

          8.2 Dissolution or Liquidation. In case the Company shall, at any time prior to the Expiration Date set forth in Article X hereof, dissolve, liquidate or wind up its affairs, the holder shall be entitled, upon the exercise of this Warrant

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

and prior to any such distribution in dissolution or liquidation, to receive on such exercise, in lieu of the shares of Common Stock which the holder would have been entitled to receive, the same kind and amount of assets as would have been distributed or paid to the holder upon any such dissolution, liquidation or winding up with respect to such shares of Common Stock had the holder been the holder of record of such shares of Common Stock on the record date for the determination of those holders of Common Stock entitled to receive any such liquidation distribution.

                                   ARTICLE IX

                   RECLASSIFICATION, REORGANIZATION OR MERGER

          In case of any reclassification, capital reorganization or other change of outstanding shares of Common Stock of the Company, or in case of any consolidation or merger of the Company with or into another corporation (other than a merger with a subsidiary in which merger the Company is the continuing corporation or which does not result in any
reclassification,   capital reorganization  or other  change of  outstanding
shares of Common Stock), the Company shall cause effective provision to be made so that the holder hereof shall have the right thereafter, by exercising this Warrant, to purchase the kind and amount of shares of stock and other securities and property receivable upon such reclassification, capital reorganization or other change, consolidation or merger by a holder of the number of shares of Common Stock which might have been

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purchased   upon   exercise   of   this   Warrant  immediately   prior  to  such
reclassification, capital reorganization, change, consolidation or merger. Any such provision shall include provision for adjustments which shall be as nearly equivalent as may be practicable to the adjustments herein provided of the Purchase Price and the number of Warrant Shares purchasable and receivable upon the exercise of this Warrant. The foregoing provisions of this
Article IX shall similarly apply to successive reclassifications, capital reorganizations and changes of shares of Common Stock and to successive consolidations and mergers.

                                   ARTICLE X

                                   EXPIRATION

          This warrant shall terminate on the Expiration Date and may not be exercised on or after such date. The Expiration Date shall be June 30, 1999.

                                   ARTICLE XI

                        CERTAIN COVENANTS OF THE COMPANY

          The Company covenants and agrees that it will reserve and set apart and have at all times, free from pre-emptive rights, a number of shares of authorized but unissued Common Stock or other securities or property deliverable upon the exercise of this Warrant sufficient to enable it at any time to fulfill all its obligations hereunder.


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


                                  ARTICLE XII

                                 MISCELLANEOUS

          12.1 Entire Agreement. This Warrant contains the entire agreement between the holder hereof and the Company with respect to the purchase of the Warrant Shares and supersedes all prior arrangements or understandings with respect thereto.

          12.2 Waiver and Amendment. Any term or provision of this Warrant may be waived at any time by the party which is entitled to the benefits thereof and any term or provision of this Warrant may be amended or supplemented at any time by agreement of the holder hereof and the Company, except that any waiver of any term or condition, or any amendment or supplementation, of this Warrant must be in writing. A waiver of any breach or failure to enforce any of the terms or conditions of this Warrant shall not in any may affect, limit or waive a party's rights hereunder at any time to enforce strict compliance thereafter with any term or condition of this Warrant.

          12.3 Illegality. In the event that any one or more of the provisions contained in this Warrant shall be determined to be invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in any other respect and the remaining provisions of this Warrant shall not, at the election of the party for whom the benefit of the provision exists, be in any way impaired.

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          12.4 Filing of Warrant. A copy of this Warrant shall be filed in the records of the Company.

          12.5 Notice. Any notice or other document required or permitted to be given or delivered to the holder hereof shall be delivered personally, or sent by certified or registered mail, to each such holder at the last address shown on the books of the Company maintained at the Warrant Office for the registration, and the registration of transfer, of the Warrant or at any more recent address of which the holder hereof shall have notified the Company in writing. Any notice or other document required or permitted to be given or delivered to the Company shall be delivered, or sent by certified or registered mail, to the Warrant office, attention: President, or such other address within the United States of America as shall have been furnished by the Company to the holder hereof.

          12.6 Limitation of Liability; Not Stockholders. No provision of this Warrant shall be construed as conferring upon the holder hereof the right to vote, consent, receive dividends or receive notice other than as herein expressly provided in respect of meetings of stockholders for the election of directors of the Company or any other matter whatsoever as a stockholder of the Company. No provision hereof, in the absence of affirmative action by the holder hereof to purchase Warrant Shares, and no enumeration herein of the rights or privileges of the holder hereof, shall give rise to any liability of such holder for the purchase price of any Warrant


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

Shares or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

          12.7 Loss, Destruction, Etc. of Warrant. Upon receipt of evidence satisfactory to the Company of the loss, theft, mutilation or destruction of the Warrant, and in the case of any such loss, theft or destruction, upon delivery of a bond of indemnity in such form and amount as shall be reasonably satisfactory to the Company, or in the event of such mutilation, upon surrender and cancellation of the Warrant, the Company will make and deliver a new Warrant, of like tenor, in lieu of such lost, stolen, destroyed or mutilated Warrant. Any Warrant issued under the provisions of this Section
12.7 in lieu of any Warrant alleged to be lost, destroyed or stolen, or in lieu of any mutilated Warrant, shall constitute an original contractual obligation on the part of the Company.

          IN WITNESS WHEREOF, the Company has caused this Warrant to be signed in its name by its President and its corporate seal to be impressed hereon and attested by this Secretary.

THE COMPANY:
INFORMATION ANALYSIS INCORPORATED

By: /s/ Sandor Rosenberg
    ---------------------------
    Sandor Rosenberg, President

[Corporate Seal]

Attest:

/s/ Abraham J. Spero
---------------------------
Abraham J. Spero, Secretary

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


                                  EXHIBIT 2.1

                                   TO WARRANT

                              SUBSCRIPTION NOTICE

                                                             Dated: ____________


          The undersigned hereby irrevocably elects to exercise his right to purchase _____ shares of the Common Stock, with one cent ($0.01) par value per share, of Information Analysis Incorporated, such right being pursuant to a Warrant dated June __, 1989, and as issued to the undersigned by Information Analysis Incorporated, and remits herewith the sum of $______ in payment for same in accordance with the Exercise Price specified in Section
5.1 of said Warrant.

INSTRUCTIONS FOR REGISTRATION OF STOCK

Name
    ----------------------------------------------------------------------------
    (Please typewrite or print in block letters)

Address
       -------------------------------------------------------------------------

                                                        Signature
                                                                 ---------------

Shares Heretofore Purchased Under Warrant

-----------------------------------------

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